                                                                   EXHIBIT 10.25

                            COMMERCIAL PROPERTY LEASE

                                     Between

                           Hollywood Media Center, LLC
                                   as Landlord

                                       and

                             Hollywood Software Inc.
                                    as Tenant

                                 January 1, 2000


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                            COMMERCIAL PROPERTY LEASE

         This Commercial Property Lease (this "Lease"), dated January 1, 2000, is made by and between HOLLYWOOD MEDIA CENTER, LLC, a California limited liability company ("Landlord"), and Hollywood Software Inc. (jointly known as "Tenant").

                                   ARTICLE 1.
                             SUMMARY OF BASIC TERMS
                             ----------------------

         As used in this Lease, the following terms shall have the meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease;

         (a) Premises: The "Premises" consists of 2nd floor space of Building known as 1604 N. Cahuenga (approximately 2115 square feet) including suites 113, 114, 115, 116, 119, 120, 121.

         (b) Building: All building improvements and related structures now existing and hereafter constructed and installed on the Land and commonly known as 1604 N. Cahuenga, Los Angeles, California.

         (c) Land: The parcel(s) of land upon which the Building is located.

         (d)      Lease Term: Four (4) Years.

         (e)      Commencement Date: January 1, 2000.

         (f) Expiration Date: December 31, 2003, at the hour of 11:59 p.m. on said date.

         (g)      Initial Monthly Basic Rent: $2,355 per month

         (h)      Tenant's Share: 40% second floor common area.

         (i)      Permitted Use: Office

         (j)      Tenant's Share of Monthly Operating Expense Base:

         (k)      Landlord's Address for Notices:

                  Hollywood Media Center, LLC
                  Attn. Jose Malagon
                  1604 N. Cahuenga Blvd., Suite 100
                  Hollywood, California 90028

         (1)      Tenant's Address for Notices:

                  Jim Miller,
                  1604 N. Cahuenga, Suite 115
                  Hollywood, CA 90028


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                                   ARTICLE 2.

                                 DEMISE AND TERM
                                 ---------------

         2.1. Premises: Common Areas. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to all the terms, covenants and conditions of this Lease. Tenant shall also have the non-exclusive right to use, in common with others entitled to such use, outside area on north side of building (collectively, the "Common Areas") for trash container and emergency exits.

         2.2. Term. The Premises are leased for the Lease Term, which shall commence on the Commencement Date and shall expire on the Expiration Date, unless sooner terminated pursuant to the provisions of this Lease.

                                   ARTICLE 3.

                                      RENT
                                      ----

         3.1. Monthly Basic Rent. Tenant shall pay monthly rent ("Monthly Basic Rent") in advance on the first day of each mouth during the Lease Term, without offset, deduction, or abatement (except as herein otherwise expressly provided) in addition to all other sums due and payable by Tenant hereunder.

         3.2. Adjustments to Monthly Basic Rent. Subject to the provisions of Section 3.1, the Monthly Basic Rent shall be increased as of the first day of the 2nd year and each successive year thereafter (individually referred to as a "CPI Increase Date." and collectively as the "CPI Increase Dates") beginning on the first day of the fourth year of the Lease Term by the method described in this Section 3.2. On each of the CPI Increase Dates, Monthly Basic Rent shall be increased over the amount payable in the immediately preceding calendar year equal to the percentage increase in the CPI for the immediately preceding twelve month period. In no event shall any increase pursuant to this Section 3.2 be less than two percent (2%) or more than five percent (5%) over the amount payable during the immediately preceding calendar year even if the CPI increase for any relevant period is greater then five percent (5%) or less than two percent (2%) and even if the CPI for any relevant period should decrease. As used herein, the CPI shall be the Consumer Price Index for all Urban Consumers (all items) for the Los Angeles/Anaheim/Riverside Statistical Area, 1982-1984 = 100, as reported by the United States Department of Labor, Bureau of Labor Statistics ("Bureau"). Landlord shall endeavor to calculate and give Tenant written notice (a "Rent Increase Notice") of the increase in Monthly Basic Rent prior to the CPI Increase Date, but Landlord's failure to do so shall not relieve Tenant of its obligation to pay the increased Monthly Basic Rent as of the CPI Increase Date. If Landlord fails to give a Rent Increase Notice to Tenant prior to an CP1 Increase Date, Tenant shall pay the Monthly Basic Rent then in effect until Landlord delivers a Rent Increase Notice to Tenant. Upon Landlord's delivery of such Rent Increase Notice, Tenant shall pay the difference between the total Monthly Basic Rent which would have been payable from the relevant CPI Increase Date had such Rent Increase Notice been given and the actual amount of Monthly Basic Rent been paid up to the date such Rent Increase Notice is given. Should the Bureau discontinue the publication of the CPI, or publish the same less frequently, or alter the same in some manner, then Landlord in its discretion shall adopt as the CPI hereunder the substitute index or procedure which reasonably reflects and monitors consumer prices for the geographical area in which the Premises are located.


         3.3. Additional Rent: Rent. The term "Additional Rent" means Tenant's Share (as defined in Section 1(h)) of Operating Expenses and all other sums of money or charges (whether or not designated as Additional








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Rent) required to be paid by Tenant to Landlord under this Lease, other than
Monthly Basic Rent. Monthly Basic Rent and Additional Rent are sometimes collectively referred to herein as "Rent."

         3.4. Payment of Rent. Tenant shall pay all Rent due under this Lease promptly when the same is due, without offset, deduction or prior demand, in lawful money of the United States of America. All Rent shall be payable to Landlord at Landlord's address set forth herein or at such other address as Landlord may from time to time designate in writing.

         3.5. Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of Monthly Basic Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Building. Accordingly, if any installment of Monthly Basic Rent, or Additional Rent or any other sum due hereunder is not received by Landlord within ten (10) days after the same is due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties agree, that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its rights and remedies granted hereunder. In the event that a late charge is payable hereunder for three (3) or more payments due in any single calendar year, then notwithstanding Section 3.1 or any other provision of this Lease to the contrary, Monthly Basic Rent shall, at Landlord's option, thereafter become due and payable quarterly in advance.

                                   ARTICLE 4.

                                SECURITY DEPOSIT
                                ----------------



No security deposit was required.



                                   ARTICLE 5.

                               OPERATING EXPENSES
                               ------------------

         4.1.     Taxes.

         (a) The term "Rental Taxes" means any commercial rental tax or gross receipts tax assessed upon or measured by such Rent.

         (b) The term "Real Estate Taxes" means: (i) any fee, license fee, license tax, business license fee, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Building and/or the Land; (ii) any tax on Landlord's right to receive or the receipt of rent or income from the Building and/or the Land or against Landlord's business of leasing the Building and/or the Land; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Building or to the Land by any governmental agency; (iv) any tax imposed upon this transaction or based upon a reassessment of the Building or Land due to a change in ownership; and (v) any charge or fee replacing any tax previously included within the definition of Real Estate Taxes. "Real Estate Taxes" does not, however, include Landlord's federal or state net income, franchise, inheritance or estate taxes or any Rental Tax.

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         4.2.     Operating Expenses.

                  (a) Tenant shall pay to Landlord Tenant's Share of all Operating Expenses (defined in Section 5.2(b) below) for each calendar year, or part thereof, during the Lease Term (subject to any waiver of Additional Rent as expressly provided in this Lease). Tenant's Share of Operating Expenses per month for the period ending December 31, 2001, shall not exceed Tenant's Share of Monthly Operating Expense Base (Section 1(j)). On or before the beginning of each calendar year during the Lease Term, Landlord shall endeavor to submit to Tenant a written estimate of Tenant's Share of Operating Expenses for the upcoming calendar year, Tenant shall pay Tenant's Share of Operating Expenses for each calendar year or partial calendar year in monthly installments, based upon Landlord's estimate, on the first (1st) day of each calendar month. Within ninety (90) days after the end of each calendar year or partial calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's Share of Operating Expenses for such period (the "Year-End Statement"), but Landlord's failure to timely provide such statement shall not constitute a waiver of Landlord's right to submit such statement subsequent to the end of such ninety (90) day period and shall not affect Landlord's right to collect or Tenant's obligation to pay any amounts due thereunder. Tenant shall have the right, at its expense, to have a certified public accountant review Landlord's books and records relating to the Operating Expenses for such period at Landlord's office during normal business hours and after reasonable notice to Landlord and shall have sixty (60) days after delivery of the Year-End Statement to object in writing to the accuracy of the Year-End Statement. If Tenant does not object within such sixty (60) day period, the Year-End Statement shall be conclusive and binding on Tenant. Objections by Tenant shall not excuse or abate Tenant's obligations to make payments required under this Section 5.2(a) pending the resolution of Tenant's objections. If the total amount paid by Tenant under this Section 5.2(a) for any calendar year is less than the actual amount due from Tenant for such year as shown on the Year-End Statement, Tenant shall pay the difference to Landlord within fifteen (15) days after the furnishing of each such statement. If the total amount paid by Tenant hereunder for any such calendar year exceeds the actual amount due from Tenant for such calendar year, such excess shall be credited against the next installment due from Tenant to Landlord under this Section 5.2.(a).

                  (b) "Operating Expenses" shall include all Rental Taxes, Real Estate Taxes, and all costs and expenses of operating, maintaining, owning and repairing the Building and the Land, including, but not limited to: water and sewer charges; insurance premiums for all insurance policies deemed necessary by Landlord; deductible amounts under insurance policies; wages of Landlord's employees engaged in the operation, maintenance or repair of the Building or the Land, including all customary employee benefits, worker's compensation and payroll taxes; legal, accounting and other consulting fees; the cost of heating, ventilation, air conditioning (collectively, "HVAC"), electricity, water and other services and utilities; security services, all costs and expenses incurred by Landlord, including interest on any funds borrowed by Landlord to pay such costs, to pay the cost of any capital improvements and replacements to all or any portion of the Building and/or the Land, appropriately amortized over the useful life of such improvements; supplies, materials, equipment and tools; and maintenance and repair of all landscaped and common areas; and management fees, or, if no managing agent is retained for the Building, a sum for management and administrative expenses equal to seven percent (7%) of all Operating Expenses. Operating Expenses shall not include depreciation on the existing Building and improvements or on the equipment therein, ground lease rent, loan payments (except as expressly provided above), executive salaries, real estate brokers' commissions, legal fees in connection with lease negotiations or tenant disputes, or utilities or other services which Tenant or any other tenant of the Building pays for directly.

                                   ARTICLE 6.

                      CONDITION OF PREMISES; TENANT'S WORK
                      -------------------------------------
















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         4.1.     Condition of Premises. Tenant is fully familiar with the
condition of the Premises and hereby accepts the Premises in an "AS-IS" condition, without any representation or warranty or any kind, express or implied, by Landlord and, except as provided in Section 6.2 without any obligation on the part of the Landlord to alter or improve the Premises or any portion thereof.

                                   ARTICLE 7.

                        ALTERATIONS AND ADDITIONS; LIENS
                        --------------------------------

         4.1.     Landlord's Consent.

                  (a) Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance, except that Landlord's consent shall not be required for minor decorations of the Premises such as wall coverings and wall hangings, built-in cabinetry, display cases and movable partitions, nor for the installation of furnishings, fixtures and equipment. Tenant understands that building is registered with historic designation and alterations to the building will need the additional consent and approval from the designated historic societies.

                  (b) Landlord will not unreasonably withhold or delay its consent to Tenant's written request to make any Alterations, provided and upon the condition that all of the following conditions shall be satisfied: (i) the Alterations are nonstructural and do not impair the strength of the Building or any part thereof, (ii) the Alterations are to the interior of the Premises and do not affect any part of the Building outside the Premises; (iii) the Alterations do not affect the proper functioning of the Building systems; (iv) Landlord shall have approved the final plans and specifications for the Alterations and all contractors who will perform them, (v) Tenant pays all of Landlord's actual costs in reviewing Tenant's plans or otherwise incurred by Landlord in connection with the Alterations, and (vi) before proceeding with any Alteration which will cost more than $2,000 (exclusive of the costs of items constituting Tenant Property, as defined in Section 7.3), Tenant obtains and delivers to Landlord, at Landlord's option, either: (x) a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in California, each in an amount equal to one hundred twenty five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or (y) such other security as shall be reasonably satisfactory to Landlord. Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion.

         4.2.     Additional Requirements.

                  (a) Not less than ten (10) days nor more than twenty (20) days prior to commencement of any Alterations, Tenant shall notify Landlord of the work commencement date so that Landlord may post notices of nonresponsibility about the Premises. All Alterations must comply with all Applicable Laws (as defined in Section 9.3 below) and governmental requirements, the other terms of this Lease, and the final plans and specifications approved by Landlord. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement performance of Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and with all applicable insurance requirements, and in a good, first-class and workmanlike manner. Landlord's review and approval of Tenant's plans and specifications shall be solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Applicable Laws of the design of the Alterations, the plans and specifications therefor, or any other matter regarding the Alterations.


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                  (b)      Alterations shall be performed so as not to interfere
with any other tenant of the Building, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance repair or operation of the Building. Throughout the performance of the Alterations, Tenant shall carry, or cause its contractor to carry, workers compensation insurance and liability insurance in amounts reasonably required by Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations.

         4.3. Ownership and Surrender of Alterations. All Alterations, including but not limited to, wall coverings, paneling and built-in cabinetry shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises, but all movable furniture, equipment and trade fixtures ("Tenant's Property") shall remain the property of Tenant and may, provided Tenant repairs any damage to the Premises or the Building caused thereby, be removed by Tenant prior to the expiration or sooner termination of the Lease Term. Notwithstanding the previous sentence, upon the expiration or sooner termination of the Lease Term, if Landlord shall make a written request that Tenant remove some or all of the Alterations made by Tenant, Tenant shall, at its expense, immediately remove the Alterations requested by Landlord to be removed and repair any damage to the Premises or the Building caused by such removal.

         4.4. Liens. Tenant shall pay when due all claims for labor, materials and services furnished by or at the request of Tenant or Tenant's Affiliates (as defined in Section 10.8 below). Tenant shall keep the Premises, the Building and the Land free from all liens, security interests and encumbrances (including, without limitation, all mechanics' liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided for or at the request of Tenant. Said liens, security interests and encumbrances singularly and collectively shall be referred to herein as "Liens." Tenant shall not use materials in connection with the Alterations that are subject to any Liens. If Tenant fails to keep the Premises, the Building and the Land free from Liens, then, in addition to any other rights and remedies available to Landlord, Landlord may take any action necessary to discharge such liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, all Liabilities (as defined in Section 10.8. below) so incurred by Landlord, without regard to any defense or offset that Tenant may have had against the claimant. Neither Landlord's curative action nor the reimbursement of Landlord by Tenant shall cure Tenant's default in failing to keep the Premises, the Building and the Land free from Liens.

                                   ARTICLE 8.

                             MAINTENANCE OF PREMISES
                             -----------------------

         4.1.     Landlord's Maintenance.

                  (a) Subject to Article 14. and Article 15. hereof and to Tenant's payment obligations under Section 5.2(a) above, Landlord shall repair and maintain the Common Areas and the structural portions of the Building and the Land, including, but not limited to, the structural portions of the roof, the foundations and exterior load-bearing walls. However, if the repair or maintenance is caused in whole or in part by the act, neglect, fault or omission of Tenant or Tenant's Affiliates, or by Tenant's Alterations, Tenant shall immediately pay the entire cost of such repair or maintenance and shall indemnify Landlord for and hold Landlord harmless from and against all liabilities incurred by Landlord in connection therewith. Landlord shall have a reasonable time after written notice from Tenant to perform necessary repairs or maintenance. Tenant waives all rights to terminate this Lease due to a condition of the Premises or the Building or granted under law to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar laws now or


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hereafter in effect. Except as otherwise specifically provided in Article 14.
and Article 15. hereof, Tenant shall not be entitled to any abatement of rent, and Landlord shall not be liable for any injury to or interference with Tenant's business arising from Landlord's performance of its repair obligations pursuant to this Section 8.1(a).

                  (b) Landlord may at any time temporarily close all entrances, pedestrian sidewalks, loading docks, delivery areas or landscaped areas to make repairs or changes or to prevent the acquisition of public rights in such areas; and may do such other acts in and to such areas as in its judgment may be desirable to improve the convenience thereof.

                  (c) Landlord may cause the Premises to be inspected and treated from time to time and at such intervals as Landlord may require for pest control and extermination. All costs of such pest control and extermination shall be paid by Tenant.

         4.2.     Tenant's Obligations for Maintenance: Condition Upon
Surrender.

                  (a) Except as provided in Section 8.1. of this Lease, Tenant shall, at its sole cost and expense, keep and maintain in good condition and repair (including replacement of parts and equipment if necessary) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door frames, door checks, windows, window frames, window moldings, plate glass, storefront, all plumbing and sewage facilities within the Premises, including free flow up to the main sewer line, all grease traps, vents, hoods, fixtures, heating and air conditioning and electrical systems, sprinkler systems, interior and non-load-bearing walls, floors and ceilings. The Premises shall be mainatined in a manner comparable to that of other restaurants within the Hollywood, California area. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, as set forth herein, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall reimburse Landlord for the cost thereof upon demand. Landlord shall have the right, without liability, to enter the Premises for the purposes of making such repairs upon Tenant's failure to do so. Tenant shall contract for, in its own name, and shall pay for a qualified service contractor to inspect, adjust, clean and repair the HVAC equipment at the Premises on a quarterly basis, including changing filters as recommended, and shall pay for a qualified service contractor to clean all grease traps, vents and hoods on a monthly basis. Tenant shall deliver to Landlord a copy of Tenant's current service contracts from time to time during the Lease Term.

                  (b) Upon the expiration of this Lease, Tenant shall surrender the Premises in good condition and repair, free of debris and in good operating order, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practices or by Tenant performing all of its obligations under this Lease. The obligations of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant's trade fixtures, furnishings and equipment. If Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property left on the Premises shall be deemed, at the option of Landlord, to have been abandoned by Tenant.

         4.3. Care of Premises. Tenant shall keep the Premises (including the service areas adjacent to the Premises, display windows and signs) orderly, neat, safe and clean and free from rubbish, dirt and vermin at all times and shall store all trash and garbage within the Premises in appropriate receptacles. No such trash or garbage shall be stored in the Premises for in excess of twenty-four (24) hours. If Landlord provides any trash receptacles or services or facilities for trash pick up, then Tenant shall be obligated to use the same in common with all other tenants in the Building and shall pay Tenant's Share of the actual cost thereof as an Operating

                                      -8-

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Expense. Tenant shall not place any of its property, equipment or supplies in the Common Area nor shall Tenant cause any refuse, waste or other debris to be stored, placed upon, or disposed of within the Common Area. If Tenant violates the preceding sentence, Landlord may deem any such property, equipment or supplies abandonment and may dispose of the same at Tenant's expense. Tenant shall keep closed, when not being used for ingress or egress, all doors leading to the exterior of the Building. Should Tenant breach any of its obligations under this Section 8.3 on more than three (3) occasions during the Lease Term, Landlord may, in addition to any other remedies, perform the requisite cleaning or maintenance on behalf of Tenant and at Tenant's sole expense, in addition to Landlord's rights under Article 4 hereunder. Tenant shall reimburse Landlord for all costs incurred by it pursuant to the preceding sentence within five (5) days of Landlord's demand. Tenant is responsible for maintaining outdoor patio space including pruning, trimming and watering.

                                   ARTICLE 9.

                 CONDUCT OF BUSINESS BY TENANT; LIQUOR LICENSE
                 ---------------------------------------------

         4.1. Use of Premises. Tenant shall use and occupy the Premises during the Lease Term solely for the purposes described in Article I above, and for no other purpose or purposes without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole and absolute discretion. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the Premises including, without limitation, any and all liquor licenses ("Liquor Licenses") required to be maintained by Tenant, or if failure to procure such license or permit might or would, in any way, affect Landlord, Landlord's Affiliates, the Building or the Premises, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the requirements of each such license or permit.

                  (a) Tenant shall, within ten (10) days following the date this Lease is executed, complete

         4.2. Operation of Business. Tenant shall continuously conduct its business at all times in a lawful, and reputable manner and in good faith, consistent with the operation of sit down restaurants in the Hollywood area, and shall not do any act tending to injure the reputation of Landlord or the Building. Tenant shall use its best efforts to prevent its employees from smoking or loitering in any part of the Building including the restrooms therein.

         4.3. Compliance with Laws. Tenant shall promptly comply with all federal, state, county, city, municipal, and local laws, statutes, rules, regulations, ordinances and codes now or hereafter applicable to the Premises or to the use, cleanliness, safety and occupancy of the Premises including, without limitation, laws regulating the smoking of tobacco, the provisions of the Americans With Disabilities Act and all directions, rules and regulations of any health officers, fire marshals, building inspectors, or other officials of the governmental agencies having jurisdiction over the Premises (collectively, "Applicable Laws").

         4.4.     Hazardous Substances.

                  (a) Tenant shall not engage in any activity in or about the Premises or the Building or any portion thereof used by Tenant which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord, which consent Landlord may withhold or at any time revoke, in its sole and absolute discretion. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of

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a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises, the Building or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Laws, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of its permitted business at the Premises, so long as such use is not a Reportable Use and does not expose the Premises, the Building or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises, the Building and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before the expiration or earlier termination of this Lease) of reasonably necessary protective modifications to the Premises and/or the deposit of an additional Security Deposit under Article 4 hereof.

                  (b) if Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Landlord in writing, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance, including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (c) Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground Landlord. if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by anyone under Tenant's control Tenant's obligations under this Section 9.4. shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

                  (d) The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory and all other substances now or hereafter defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances," "toxic wastes," or "toxic materials" under any applicable federal, state or local laws or regulations now or hereafter in effect. Hazardous Substance shall include, but not be limited to, any flammable or explosive materials, petroleum or petroleum products, oil, crude oil, natural gas or synthetic gas usable for fuel, radioactive materials.

         4.5.    Prohibited Uses. Tenant shall comply with all of the following:

                  (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring nor keep anything therein which could cause a cancellation of any insurance policy covering the Premises, the Building, any part thereof or any of its contents.

                  (b) Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them.

                  (c) Tenant shall not use or allow the Premises to be used for my unlawful purpose or in any manner that constitutes a public nuisance.

                  (d) Tenant shall not cause, maintain, suffer or permit any nuisance in, on or about the Premises.

                  (e) Tenant shall not permit noise or odors in the Premises which are objected to by Landlord or by any tenant or occupant of the Building, and, upon written notice from Landlord, Tenant shall immediately cease and desist from causing such noise or odor.

                  (f) Tenant shall not commit or allow to be committed any waste in or upon the Premises.

                  (g) Tenant shall not use or permit the Premises or any portion thereof to be used as living quarters, sleeping quarters or for lodging purposes or for any unlawful purposes.

                  (h) Tenant shall not conduct any auctions, liquidation, going out of business, fire or bankruptcy sales on or about the Premises.

                  (i) Tenant agrees that all receiving and delivery of goods and merchandise and all removal of merchandise, supplies, equipment, trash and garbage shall be made only by way of the south rear entrance of the Building.

                  (j) Tenant shall not place, or permit to be placed, any merchandise or other obstruction on the sidewalks immediately adjoining the Premises.

                  (k) Tenant shall not go upon the roof of the Building or permit anyone else to do so without Landlord's prior approval except for maintenance of equipment.

                  (1) Tenant shall not obstruct the Common Area and/or store anything in the Common Area or outside the Building except for space expressly designated by Landlord for storage.

                  (m) Tenant shall not directly or indirectly engage in any business which is similar to or competing with the business carried on at the Premises within a driving radius of three (3) miles from the Premises.

         4.6. Signs. Tenant shall not place, or cause to be placed or maintained, any sign or advertising matter of any kind anywhere within the Building, except in the interior of the Premises, without Landlord's prior written approval. No handwritten signs shall be permitted. No illuminated signs located in the interior of the Premises and which are visible from outside of the Premises shall advertise any product. All signs located in the interior of the Premises shall be in good taste so as not to detract from the general appearance of the Premises and the Building. Tenant shall maintain in good condition and repair at all times any sign or advertising matter of any kind which has been approved by Landlord for use by Tenant. Non-tenant exterior building signage capabilities are not included as part of this lease and are reserved by landlord.

                                   ARTICLE 10.

                             INSURANCE AND INDEMNITY
                             -----------------------

          4.1. Building. Landlord shall, during the Lease Term, carry insurance against fire, vandalism, malicious mischief and such other perils as are from time to time included in a standard extended coverage endorsement and, at Landlord's option, special extended coverage endorsements and/or earthquake and flood insurance, insuring the Building (including the Premises) at full replacement cost, if available. The cost of such insurance shall be deemed an Operating Expense of the Building. Landlord shall not be recurred to insure any of the Tenant's Property or other items required to be insured by Tenant pursuant to Section 10.2.

         4.2. Tenant's Property. At all times during the Lese Term, Tenant at its expense, shall maintain in effect policies of casualty insurance covering:
(a) all Alterations made by Tenant and all Tenant Improvements; and (b) all of Tenant's Property, and all merchandise, furnishings, equipment, trade fixtures and other personalty from time to time in, on or about the Premises, in an amount not less than their full replacement cost (without deduction for depreciation) from time to time during the Lease Term. Such policies shall provide for protection against any perils normally included within the classification of "All Risks," and shall contain endorsements covering: demolition and increased cost of construction; water damage, vandalism and malicious mischief; and liability for changes in law. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds applicable to the items described in clause (a) above shall be paid to Landlord, and the proceeds applicable to the items described in clause (b) above shall be paid to Tenant.

         4.3. Liability Insurance. At all times during the Lease Term, Tenant shall maitain commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property), personal injury and "dram shop" liability, arising out of the operation, use or occupancy of the Premises. Tenant shall cause Landlord, and any mortgagee of the Building designated by Landlord, to be named as an additional insured under such policy. The initial amount of such insurance shall be Two Million Dollars ($2,000,000) per occurrence, and shall be subject to periodic increases based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisors and other relevant factors. Tenant shall also maintain workers' compensation insurance as required by law. The liability insurance obtained by Tenant hereunder shall (a) contain a provision that such policy shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance; (b) contain cross-liability endorsements (or the equivalent thereof); (c) be written on an "occurrence" basis, and (d) insure Tenant's performance under Section 10.8 hereof. The amount of liability insurance carried by Tenant shall not limit Tenant's liability nor relieve Tenant of any of its obligations under this Lease. Landlord may also obtain comprehensive public liability insurance, in an amount and with coverage determined by Landlord, insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Premises, and the cost thereof shall be deemed an Operating Expense of the Building.

         4.4. Loss of Income Insurance. At all times during the Lease Term, Tenant shall maintain loss-of-income and extra-expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all losses, damage or destruction caused by acts or omissions described in
Section 14.3(b).

         4.5. Payment of Premiums. Prior to the Commencement Date, Tenant shall deliver to Landlord a copy of the policies of insurance required to be maintained by Tenant under this Article 10. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a certificate of insurance executed by an authorized officer of the insurance company naming Landlord, and any mortgagee of the Building designated by Landlord, as an additional insured. Within thirty (30) days thereafter, Tenant shall provide Landlord with a copy of the insurance policy, showing that the insurance which Tenant is required to maintain hereunder is in full force and effect.

         4.6. General Insurance Provisions.

                  (a) Any insurance which Tenant is required to maintain under this Lease shall remain in effect throughout the Lease Term and shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

                  (b) If Tenant fails to deliver any policy certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance together with an administrative fee equal to ten percent (10%) of the premium therefor within ten
(10) days after receipt of a statement that indicates the cost of such insurance.

                  (c) Tenant shall maintain all insurance required under this Lease with responsible insurance companies, acceptable to Landlord, and which are rated "AA" or better by Best Insurance Guide and qualified to do business in the State of California. At Landlord's request, Tenant's insurance policies shall also name any mortgagee, ground Landlord or similar lien holder as its interest in the Premises may appear.

         4.7. Waivers of Subrogation and Liability. Tenant and Tenant's Affiliates hereby release Landlord and waive any cause of action which Tenant or anyone claiming by, through or under Tenant, by subrogation or otherwise, might now or hereafter have against Landlord or Landlord's Affiliates based on any loss, damage or injury which is insured against under any insurance policy which this Lease requires Tenant to carry. Landlord and Landlord's Affiliates hereby release Tenant and Tenant's Affiliates and waive any cause of action which Landlord or anyone claiming by, through, or under Landlord, by subrogation or otherwise, might now or hereafter have against Tenant and Tenant's Affiliates based an any loss, damage or injury which is insured against under any insurance policy which this Lease requires Landlord to carry. All policies of insurance written to insure all buildings, service and delivery areas, improvements, contents, and all other such property (real or personal) shall contain a proper provision, by endorsement or otherwise, whereby the insurance carrier issuing the same (a) acknowledges that the insured has waived and released its right of subrogation which such carrier might otherwise have had, and (b) waives and releases any remaining right of subrogation it may have, or claim to have, all without impairment of or invalidation of such insurance.

         4.8. Indemnification. As used in this Lease, the term "Liabilities" shall mean all losses, costs, damages, expenses, demands, claims, fines, penalties, liabilities, actions, causes of action, injuries, judgments, including, but not limited to, attorneys' fees and costs. As used in this Lease, the term "Landlord's Affiliates" and "Tenant's Affiliates" shall mean all affiliates, directors, officers, shareholders, partners, members, managers, agents, employees, invitees, customers, successors and assigns of Landlord and Tenant, respectively. Tenant shall indemnify Landlord and Landlord's Affiliates against and hold Landlord and Landlord's Affiliates harmless from any and all Liabilities arising from or in connection with: (i) Tenant's use of the Premises; (ii) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Premises, including any contamination of the Premises or any other property resulting from the presence or use of Hazardous Substances caused or permitted by Tenant; (iii) any breach or default in the performance of Tenant's obligations under this Lease; (iv) any misrepresentation or breach of warranty by Tenant under this Lease; or (v) other acts or omissions of Tenant or Tenant's Affiliates or any persons claiming through or under them. Tenant shall defend Landlord against any such Liabilities at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs (including costs incurred for the negotiation of a settlement, enforcement of rights or otherwise) incurred by Landlord in connection with any such Liabilities. As a material part of the consideration to Landlord, Tenant assumes all Liabilities it may incur and all risks of damage to property or injuries or to persons in or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord or Landlord's Affiliates. If Landlord or any of Landlord's Affliates shall, without any fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord and Landlord's Affiliates harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Notwithstanding the above, Tenant shall have no obligation to indemnify, defend or hold harmless Landlord or Landlord's Affiliates against Liabilities resulting solely from the gross negligence or willful misconduct of Landlord or its agents or employees.

         4.9. Exemption From Liability. Landlord and Landlord's Affiliates shall not be liable for any Liabilities incurred by Tenant or Tenant's Affiliates arising from or in connection with: (a) acts or omissions of any tenant of the Building or any other persons (including, but not limited to, any parking valet services and their employees), (b) explosion, fire, steam, electricity, water, gas, rain, pollution or contamination; (c) the breakage, leakage, obstruction or other defects of plumbing, HVAC, electrical, sanitary, safety, elevator or other utilities and systems of the Building or the failure to furnish any of the foregoing; (d) any work maintenance repair rebuilding or improvement performed by or at the request of Landlord or Landlord's Affiliates for the Premises, the Building or the Land, (e) any entry by Landlord or Landlord's Affiliates on the Premises; (f) any defects in the Premises, the Building, the Land or any portions thereof; (g) any interference with light or other incorporeal hereditaments; and (h) any other acts, omissions or causes.

                                   ARTICLE 5.

                                   UTILITIES
                                   ---------

         5.1. Utility Charges. Water, gas, heat, electricity, power included in base rent for normal usage 8:00am to 6:00pm, Monday thru Friday excluding national holidays.

         5.2. Discontinuance and Interruption of Utility Services. Landlord shall not be liable to Tenant in damages or otherwise (a) if any utility becomes unavailable from any public utility company, public authority or any other person or entity (including Landlord) supplying or distributing such utility, or
(b) for any interruption in a utility service (including, without limitation, any HVAC) caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant.

                                   ARTICLE 6.

                              ESTOPPEL CERTIFICATES
                              ---------------------

                  (a) Tenant shall, within ten (10) days after request thereof by Landlord, execute and deliver to Landlord a written statement certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (b) the date of commencement of the Lease Term, (c) that Rent is paid currently without any offset or defense thereto, (d) the amount of Rent, if any, paid in advance,
(e) that there are no uncured defaults by Landlord or stating those claimed by Tenant, and (f) any other information reasonably requested by Landlord.

                  (b) If Tenant fails to deliver such certificates or acknowledgement within such ten-day period, Landlord and any current or prospective purchaser or encumbrances may conclusively presume that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) Landlord is not in default under the Lease, and
(iii) not more than one (1) month's Monthly Basic Rent has been paid in advance.

                                   ARTICLE 7.

                            ASSIGNMENT AND SUBLETTING
                            -------------------------


           7.1. Landlord's Consent Required.

                  (a) Tenant shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") Tenant's interest in this Lease or sublet the Premises without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold, subject to the provisions of Sections 13.2 through 13.4. No subletting of less than the entire Premises shall be permitted.

                  (b) If Tenant is other than an individual, a change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Tenant shall constitute a change in control for this purpose.


                  (c) The involvement of Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leverage buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, shall constitute an assignment requiring Landlord's consent.


                  (d) An assignment of Tenant's interest in this Lease, or a subletting of the Premises, without Landlord's specific prior written consent shall, at Landlord's option, be deemed either a default curable after notice in accordance with Section 16.1(b), or a non-curable default without the necessity of any notice and grace period. If Landlord elects to treat such uncontested to assignment or subletting as a non-curable default, Landlord shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Landlord's Notice"), increase the Monthly Basic Rent for the Premises to the greater of the then fair market rental value of the Premises, as determined in good faith by Landlord or one hundred ten percent (110%) of the Monthly Basic Rent then in effect. Pending determination of the new fair market rental value, if disputed by Tenant, Tenant shall pay the amount set forth in Landlord's Notice, with any overpayment credited against the next installment(s) of Monthly Basic Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof.

          7.2. Terms and Conditions Applicable to Assignment and Subletting.

                  (a) Regardless of Landlord's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or subtenant of the obligations of Tenant under this Lease, (ii) release Tenant, or any guarantor of Tenant's obligations, of any obligations hereunder, or (iii) alter the primary liability of Tenant for the payment of Monthly Basic Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.

                  (b) Landlord may accept Rent or performance of Tenant's obligations from any person other than Tenant pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any Rent or performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for any Default by Tenant under Section 16.1. of this Lease.

                  (c) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the assignee or subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                  (d) In the event of any default by Tenant or breach of Tenant's obligation under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of Tenant's obligations under this Lease, including any subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefore to Landlord, or any security held by Landlord.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtennant, including but not limited to the intended use and/or proposed modification of the Premises, if any, together with a non-refundable deposit of $500 as reasonable consideration for Landlord's considering and processing the request for consent. Tenant agrees to provide Landlord with such other or additional information and/or documentation as may be reasonably requested by Landlord.

                  (f) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with the provisions of an assignment or sublease to which Landlord has specifically consented in writing.

                  (g) Landlord, as a condition to giving its consent to any assignment or subletting, may require that Tenant deposit a Security Deposit in an amount equal to the greater of: (i) two months' installments of the Monthly Basic Rent then in effect, and (ii) two months' installments due under any such sublease, if applicable.

                  (h) Landlord, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the Monthly Basic Rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Landlord.

         7.3. Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Tenant of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenants obligations under this Lease; provided, however, that until a Default (as defined in Section 16.1) shall occur in the performance of Tenant's obligations under this Lease, Tenant may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of the foregoing provision or any other assignment of such sublease to Landlord, nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such Sublease. Tenant hereby irrevocably authorized and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Subtenant shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim form Tenant to the contrary. Tenant shall have no right or claim against such subtenant, or, until the default has been cured, against Landlord, for any such rents and other charges so paid by said subtenant to Landlord.

                  (b) In the event of a default by Tenant in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to such sublessor or for any other prior defaults or breaches of such sublessor or under such sublease.

                  (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the of Land1ord herein.

                  (d) No subtenant under a sublease approved by Landlord shall further assign or sublet all or any part of the Premises.

         7.4. Take-Back Rights. If Tenant agrees to assign this Lease or to sublet the Premises, Tenant shall, prior to the effective date thereof (the "Effective Date"), deliver to Landlord executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or subtenant, as applicable. Landlord shall then have the right, which Landlord may exercise by written notice to Tenant given within thirty (30) days after Landlord receives the foregoing documents, to terminate this Lease on the Effective Date as if it were the Expiration Date in lieu of consenting to, or refusing to consent to, such proposed assignment or sublease.

                                   ARTICLE 8.

                             DAMAGE OR DESTRUCTION
                             ---------------------

         8.1. Landlord's Restoration. If the Building or the Premises are partially damaged or totally destroyed by fire or other casualty, and if this Lease is not terminated as provided in this Article 14, Tenant shall instruct its insurers to pay to Landlord any proceeds attributable to Tenant Improvements and Alterations, and Landlord shall repair the damage and restore or rebuild the Building or the Premises (except for Tenant's Property) after Landlord receives notice of the damage or destruction and Landlord receives substantially all of the insurance proceeds receivable on account of the casualty. However, Landlord shall not be required to spend amounts in excess of the insurance proceeds actually received for such repair, restoration or rebuilding. Landlord shall attempt to make any required repairs or restoration promptly and so as not to interfere unreasonably with Tenant's use and occupancy of the Premises, but Landlord shall not be obligated to perform such work on an overtime or premium pay basis.

         8.2. Rent Abatement. Subject to Section 14.3, if all or part of the Premises are rendered completely or partially untenantable on account of fire or other casualty, the Monthly Basic Rent shall be abated in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. Such abatement shall commence on the date of the damage or destruction and shall continue until the Premises have been substantially repaired and Tenant has reasonable access to the Premises. However, if Tenant reoccupies the damaged portion of the Premises prior to the date that the Premises are substantially repaired, the Monthly Basic Rent allocable to the reoccupied portion shall be payable by Tenant from the date of such occupancy in the proportion that the rentable area of the reoccupied portion of the Premises bears to the total rentable area of the Premises.

         8.3. Exception to Abatement. Monthly Basic Rent shall not be abated or reduced if: (a) the Premises or a portion thereof are rendered untenantable for a period of five (5) consecutive days or less; or (b) because of acts or omissions of Tenant or Tenant's Affiliates either (i) Landlord (or any mortgagee of the Building) is unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) for damage or destruction of the Premises or the Building, or (ii) the Premises or the Building was damaged or destroyed or rendered completely or partially untenantable. The collection of Rent by Landlord under the circumstances described in clause (b) above shall not preclude Landlord from seeking damages from Tenant or exercising any other rights and remedies it may have under this Lease or at law or in equity.

         8.4. Election to Terminate. Landlord may terminate this Lease upon written notice to Tenant if: (a) repairs to the Premises or other portions of the Building cannot reasonably be completed within one hundred eighty (180) days of the date of damage (assuming such repairs are made without the payment of overtime or other premiums); or (b) any mortgagee of the Building shall require that the insurance proceeds or any portion thereof be applied to the mortgage debt; or (c) the damage or condition arising as a result of such damage is not fully covered, except for deductible amounts, by insurance policies; or (d) less than one (1) year remains in the Lease Term at the time of the damage or destruction or events which render the Building or the Premises untenantable and the time necessary to repair or restore the Building of the Premises would exceed ninety (90) days (assuming such repairs are made without the payment of overtime or other premiums). If Landlord elects to terminate this Lease, its notice of termination shall be given within sixty (60) days after the date of the damage, destruction or events causing untenantability, and this Lease shall terminate on the date specified in such notice. Tenant shall have the right to terminate this Lease following any of the occurrences described in this Section
14.4 if Landlord does not elect to terminate this Lease within the time herein provided, and Landlord fails to perform its obligations under Section 14.1 through any applicable cure period following notice to Landlord as provided in
Article 17.

         8.5. Waiver of Rights. Landlord and Tenant acknowledge that the provisions of this Article 14 govern the rights and obligations of the parties in the event of substantial or total damage or destruction of the Premises, and the provisions of Article 15 govern the rights and obligations of the parties in the event of condemnation of the Premises. Tenant hereby waives the protection of any statute, code or judicial decisions which grants Tenant the right to terminate this Lease in the event of a substantial or total damage or destruction or condemnation of the Premises including, without limitation, Sections 1931(2) and 1933(4) of the California Civil Code and Section 1265.130 of the California Code of Civil Procedure and any similar law now or hereafter in effect.


                                   ARTICLE 9.
                                 EMINENT DOMAIN
                                 --------------

          9.1. Total Condemnation. If all or substantially all of the Premises or the Building shall be taken by any public or quasi public authority under the power of eminent domain, or deeded to any such authority under threat of eminent domain, then this Lease shall terminate on the date the condemnation authority takes possession of the Premises or the Building, as the case may be, and Landlord shall refund any Rent which has been paid in advance for the period subsequent to the date of the taking.

         9.2. Partial Condemnation. If only a part of the Premises, the Building or the Land is taken by or deeded to any public or quasi public authority under the power or threat of eminent domain, then, except as otherwise provided in this Section 15.2, this Lease shall continue in full force and effect. From and after the date the condemning authority takes possession of any portion of the Premises, the Monthly Basic Rent shall be reduced in the proportion which the portion of the Premises so taken bears to the total area of the Premises immediately prior to such condemnation. If more than twenty percent (20%) of the Premises, the Building or the Land shall be taken or deeded under the power or threat of eminent domain, Landlord shall have the right to terminate this Lease upon written notice to Tenant within ten (10) days after such taking. If, by reason of such condemnation the Premises are rendered untenantable to the extent that Tenant shall no longer be able to reasonably conduct its business therefrom, in Tenant's reasonable judgment, Tenant shall have the right to terminate this Lease by written notice to Landlord within ten (10) days after such taking. If neither party exercises said right of termination, then (a) the Lease Term shall terminate only as to the part so taken, (b) this Lease shall continue in effect, except that the Monthly Basic Rent shall be reduced in proportion to the amount of the Premises taken, and (c) Landlord shall, at its own cost and expense, make all the necessary repairs or alterations to the Premises so that the remaining Premises is a complete architectural unit. During the Lease Term (or any holding over) a transfer of title by Landlord to any public or quasi public body, agency, or person, corporate or otherwise having the power of eminent domain either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a condemnation.

         9.3. Landlord's and Tenant's Damages. All damages awarded for any taking under the power of eminent domain, whether for the whole or a part of the Premises or the Building, shall belong to and be the property of Landlord. However, Landlord shall not be entitled to any separate award to Tenant made for any diminution in value of the leasehold, or for relocation expenses and/or for depreciation to, and cost of removal of, Tenant's merchandise and fixtures.

                                   ARTICLE 10.
                         DEFAULT BY TENANT AND REMEDIES
                         ------------------------------

         10.1. Default. The occurrence of any one or more of the following events shall constitute a "Default" hereunder by Tenant:

               (a) The failure by Tenant to make any payment of Rent as and when due, when such failure shall continue for a period of five (5) days after the date that such payment was due;

               (b) The failure by Tenant to observe or perform any of the express or implied covenant or provisions of this Lease to be observed or performed by Tenant, other than as specified in Section 16.1(a), where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure '1161 or any similar successor statute; provided, further, that if the nature of Tenant's default in such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter continuously and diligently prosecute such cure to completion;

               (c) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant; in the event of the happening of any of the above proceedings or events, neither this Lease nor any interest in the Premises shall be deemed an asset of Tenant subject to such proceeding or event;

                   (d) Tenant's failure to conduct its business in the Premises on the days and during the times provided in Section 9.2 above;

                   (e) If the performance of Tenant's obligations under this Lease is guaranteed, (i) the death or incapacity of any guarantor, (ii) the termination of a guarantor's liability with respect to this Lease, other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's repudiation or anticipatory breach of its obligations under its guaranty, or (v) Tenant's failure to deliver to Landlord, within ten (10) days after request therefor, a confirmation, signed by each guarantor, of the continued effectiveness of such guarantor's guaranty;

                   (f) Tenant's failure to deliver an Estoppel Certificate required under Article 12. hereof within the time required therein; and

                   (g) If Tenant is comprised of one or more individuals,
(i) the death or incapacity of any such individual, or (ii) any such individual becomes insolvent or the subject of a bankruptcy filing.

          10.2. Remedies.
                --------
                   (a) In the event of any such Default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises and reasonable attorney's fees. As used in Sections 16.2(a)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at a per annum rate (the "Interest Rate") equal to the lesser of (A) eighteen percent (18%) per annum or (B) the maximum rate permitted by applicable law governing interest rate restrictions. As used in Section 16.2(a)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1.0%).

                   (b) In the event of any such Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 16.2(b) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

                   (c) If Landlord does not elect to terminate this Lease as provided above, Landlord may continue this Lease and Tenant's right to possession in effect (under California Civil Code Section 1951.4) and recover all Rent as it becomes due, provided Landlord gives to Tenant a written notice that Landlord will not unreasonably withhold its consent to any assignment or sublease of the Premises proposed by Tenant. If Landlord does not elect to terminate this Lease, Landlord may, but shall not be obligated to, relet the Premises or
                                     -20-
any part thereof, for the account of Tenant, for all or part of the remaining Lease Term on such terms and conditions as Landlord in its sole discretion may deem advisable, and Landlord shall have the right to re-enter the Premises to make alterations and repairs to the Premises, and to take whatever other actions may be necessary to relet, protect or preserve the Premises. In the event that Landlord shall elect to so relet, then all rent received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Monthly Basic Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of reletting, including brokerage commissions; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Monthly Basic Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied to payment of future Rent and the same may become due and payable hereunder. Should the portion of any rent received from such reletting during any month that is applied to the payment of Rent hereunder be less that the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses of reletting incurred by Landlord, including but not limited to brokerage commissions and costs of making alterations and repairs, to the extent the same are not covered by the rent received from such reletting.

                10.3. Waiver of Redemption. Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have under any present or future law redeem the Premises or to continue the Lease in effect after being dispossessed or ejected from the Premises.

                10.4. Performance by Landlord. If Tenant fails to perform any covenant or condition to be performed by Tenant, Landlord may perform such covenant or condition at its option, after notice to Tenant. All costs incurred by Landlord in so performing shall immediately be reimbursed to Landlord by Tenant, together with interest at the Interest Rate computed from the due date. Any performance by Landlord of Tenant's obligations shall not waive or cure such default. Landlord may perform Tenant's defaulted obligations at Tenant's sole cost and expense without notice in the case of any emergency. All costs and expenses incurred by Landlord, including reasonable attorneys' fees (whether or not legal proceedings are instituted), in collecting Rent or enforcing the obligations of Tenant under this Lease shall be paid by Tenant to Landlord upon demand.

                10.5. Remedies Cumulative. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

                                 ARTICLE 11.
                             DEFAULT BY LANDLORD

               Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation; however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion; provided, further, that Landlord shall use its best efforts to commence performing its obligations to repair any damage to the Premises within five (5) business days following its receipt of written notice from Tenant that such damage is continuing to cause actual damage to property of Tenant or unreasonably interfere with the conduct of Tenant's business on the Premises. In no event shall Tenant have the right to terminate this Lease or withhold Rent as a result of Landlord's default and Tenant's remedies shall be limited to an action for damages, injunction or specific performance of this Lease.


                                  ARTICLE 12.

                               ACCESS BY LANDLORD

               Landlord or Landlord's agent shall have the right to enter the Premises at all reasonable times to examine the same, to show the Premises to prospective purchasers or mortgagees of the Building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. Landlord's agent may be accompanied by a representative or agent of another tenant of the Building for any such purposes. Landlord shall have the right, but not the obligation, to make improvements to the Building and the Land, including, without limitation, repairs, cleaning and updating of the Building exterior. In addition, Landlord may exhibit the Premises to prospective purchasers of the Building, and place usual "For Sale" notices upon the Premises, and, during the six (6) months prior to the expiration of the Lease Term, Landlord may also exhibit the Premises to prospective tenants, and place usual "To Let" or "For Rent" notices upon the Premises. In connection with any such entry by Landlord or any such work by Landlord, Landlord shall use reasonable efforts to minimize any interference with Tenant's customers or employees or the conduct of Tenant's business in the Premises, but, except as otherwise specifically provided in this Lease, the same shall not constitute an eviction of Tenant in whole or in part, Landlord shall not be liable to Tenant for any injury to or interference with Tenant's business, and Tenant shall not be entitled to any abatement, reduction or offset of Rent by virtue of any entry by Landlord into the Premises, or any interference with Tenant's business, made in accordance with the provisions of this Article 18.

                                   ARTICLE 13.
                           TAXES ON TENANT'S PROPERTY

               Tenant shall be responsible for and shall pay before delinquency all municipal, county, state and federal taxes levied or assessed during the Lease Term against any leasehold interest or Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property located in the Premises. For the purpose of this Article, the phrase before "delinquency" means prior to the assessment of any penalty or the accrual of any interest as the result of the failure to pay such taxes. If any or all of Tenant's leasehold improvements, equipment, furniture, trade fixtures or other personal property shall be assessed and taxed with the Land or Building, Tenant shall pay its share of such taxes to Landlord within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's Property.

                                   ARTICLE 20.
                                  HOLDING OVER

               Tenant shall not hold over in the Premises after the expiration or sooner termination of the Lease Term. Tenant shall indemnify Landlord and Landlord's Affiliates for and hold Landlord and Landlord's Affiliates harmless from and against, any and all Liabilities arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any Liabilities arising out of or in connection with these claims.

                                 ARTICLE 14.
                            RULES AND REGULATIONS

               Tenant shall comply with and observe all rules and regulations established by Landlord from time to time for the Building and the Common Areas. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of this Lease.

                                ARTICLE 152.
                                 NO PARKING

                 Tenant acknowledges that no parking is provided by Landlord for Tenant or any of its guests, invitees, or employees, and Landlord shall not be liable or responsible to provide parking at any time. Tenant assumes all risk of loss or damage as a result of the adoption of any ordinance or other Applicable Law requiring parking as a condition of any use of the Premises by Tenant.

                                 ARTICLE 16.
                               QUIET ENJOYMENT

               Upon payment by Tenant of the Rent herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease and any mortgages to which this Lease is subordinate.

                                 ARTICLE 17.
                           SECURITY OF THE PREMISES

               Tenant shall be solely responsible for the security of the Premises and neither Tenant nor his employees or agents shall do anything to jeopardize the security of any individuals or property in the Building. Tenant shall hold Landlord harmless from all liability relating to the security of the Building or Premises.

                                 ARTICLE 18.
                              SECURITY INTEREST

               As security for payment of Rent and the performance of Tenant's other obligations hereunder, Tenant hereby grants to Landlord a lien and security interest in all of Tenant's Property within the Premises, including all improvements, equipment, trade fixtures and other personal property at any time placed on or in the Premises, to the full extent of Tenant's and any assignee's or subtenant's interest therein, and in all Liquor Licenses and all proceeds of the sale, transfer, or other disposition thereof. Within ten (10) days after Landlord's written request, Tenant shall execute and deliver to Landlord UCC financing statements and/or other appropriate documents to evidence such lien, and Tenant does hereby irrevocably appoint Landlord as Tenant's attorney in fact to execute and file any and all such financing statements in order to perfect Landlord's security interest. Notwithstanding any provision to the contrary herein contained, within ten (10) days after receiving a written notice from Tenant of a requirement by any lender or equipment lessor that Landlord's security interest under this Article 25 must be subordinated to any lien or security interest of such lender or equipment lessor as a condition of financing or leasing of Tenant's improvements, equipment, trade fixtures, or other personal property at any time placed on or in the Premises, Landlord shall execute an appropriate subordination agreement, including any amendment of Landlord's UCC financing statements, as may be reasonably required by such lender or equipment lessor in connection with such financing or leasing transaction.


                                 ARTICLE 19.
                            BROKER'S COMMISSION

               Landlord and Tenant each represent and warrant that it has had no dealing with any real estate broker, agent or finder in connection with the negotiation of this Lease, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. Landlord and Tenant shall each indemnify, defend and hold the other harmless from and against all Liabilities arising from any claim in connection with a breach of the preceding representation and warranty. The foregoing indemnify shall survive the expiration or sooner termination of this Lease.

                                 ARTICLE 20.
                                MISCELLANEOUS

               20.1. Waiver. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition or as a waiver of any other covenant or condition. Landlord's consent or approval to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver has been given in writing by Landlord.

               20.2. Entire Agreement. This Lease and the Exhibits, if any, attached hereto and forming a part hereof, set forth all of the covenants, promises, agreements, conditions and understanding between Landlord and Tenant concerning the Premises. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as set forth herein. Tenant has not relied upon any representation of Landlord or its agents, other than any items contained in this Lease, as an inducement to enter into this Lease. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by each party.

               20.3. No Partnership. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating between the parties hereto any relationship of principal and agent, or of partners or of joint venturers, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

               20.4. Use of Pronouns. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa.

               20.5. Delays. In the event that either party hereto is delayed, hindered in or prevented from the performance of any act required by this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any other similar reason not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The party entitled to such extension shall give written notice as soon as possible to the other party hereto of its claim of right to such extension and the reason(s) therefore. The provisions of this Section 27.5 shall not excuse Tenant from prompt payment of Rent.


               20.6. Notices. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be delivered by hand or sent by reputable overnight carrier, and shall be addressed
(a) if to Landlord, at the address set forth in Section 1(k) hereof, or at such other address as Landlord may designate by written notice from time to time to Tenant, and (b) if to Tenant, at the address set forth in Section 1(1) hereof, or at such other address as Tenant may designate by written notice from time to time from Landlord. All notices shall be effective upon delivery or attempted delivery.


               20.7. Captions and Section Numbers. The captions, section numbers, article numbers, and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease or in any way affect this Lease.

               20.8. Recording. Tenant shall not record this Lease without the written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the parties, the Premises, the Lease Term and any special provisions and shall incorporate this Lease by reference.


               20.9. Furnishing of Financial Statements. Upon Landlord's lender's written request, Tenant shall promptly furnish Landlord, from time to time, with financial statements certified by Tenant to be true and correct reflecting the current financial condition of Tenant and of any guarantor.


               20.10. Sale or Transfer by Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title or interest shall be deemed to have agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. Tenant hereby waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon a transfer of Landlord's interest in the Building and/or this Lease.

               20.11. Interest on Past Due Obligations. In addition to any late charges payable hereunder, any amount due from Tenant to Landlord which is not paid when due shall bear interest at the Interest Rate. The payment of such interest shall not excuse or cure any default by Tenant under this Lease.

               20.12. Liability of Landlord. Notwithstanding any term or provision in this Lease to the contrary, Landlord's liability for the performance of its duties and obligations under this Lease shall be limited to Landlord's interest in the Premises and the Building, and neither Landlord nor any of Landlord's Affiliates shall have any personal liability under this Lease.

               20.13. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed an accord and satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of the Rent owing or to pursue any other remedy provided in this Lease.

               20.14. Execution of Lease. The submission of this Lease for examination does not constitute a reservation of a right or option to lease the Premises, and this Lease shall become effective as a lease only upon execution and delivery thereof by both Landlord and Tenant.

               20.15. Laws of the State of California. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

               20.16. Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected hereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

               20.17. Legal Expenses. Tenant shall reimburse Landlord upon demand for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Landlord shall reimburse Tenant upon demand for any costs or expenses incurred by Tenant in connection with any breach or default of Landlord under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs.

               20.18. Joint and Several Liability; Successors. If Tenant is comprised of more than one person or entity, each and all of such persons and entities shall be jointly and severally liable for payment and performance of all covenants, liabilities, and obligations of Tenant under this Lease. All terms, conditions, covenants, agreements, rights and liabilities herein given to or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, subtenants, sublessees, concessionaires, assigns and marital communities, if any, of the said parties. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing.

               20.19. Waiver of Trial by Jury. THE RESPECTIVE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE LEASED PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE OR OTHERWISE.

               20.20. Mortgagee Approval; Financing Provisions. This Lease is subject to approval by Landlord's Mortgagee within thirty (30) days of its execution and delivery by both Landlord and Tenant.

               Tenant accepts this Lease subject and subordinate to any and all recorded leases, mortgages or deeds of trust presently existing, if any, or hereafter encumbering the Premises and any renewals, modifications, extensions or replacements thereof and to all existing ordinances and recorded restrictions, covenants, easements, and agreements with respect to the Premises. Notwithstanding any provision to the contrary herein contained, Landlord shall use its best efforts to request each holder of any encumbrance hereafter encumbering or desiring to encumber the Premises to execute, acknowledge and deliver to Landlord and Tenant a Subordination, Nondisturbance and Attornment Agreement substantially in the form of Exhibit
"D" attached hereto and incorporated herein by reference ("SNDA"). Except as otherwise provided in any such SNDA, upon any foreclosure, judicially or non-judicially, of any such mortgage or deed of trust, or the sale of the Premises in lieu of foreclosure, or any other transfer of Landlord's interest in the Premises, whether or not in connection with a mortgage or deed of trust, then upon the election of (1) the mortgagee or holder of any such deed of trust made at any time before the completion of any such sale or transfer by foreclosure or by deed in lieu of foreclosure, or (2) the purchaser or transferee upon such sale or transfer made within sixty (60) days after completion of such sale or transfer, Tenant agrees to attorn to the purchaser at such foreclosure sale or to the grantee under any deed in lieu of foreclosure or to any other transferee of Landlord's interest, and shall recognize such purchaser, grantee, or other transferee as Landlord under this Lease, and no further attornment or other agreement shall be required to effect or evidence Tenant's attornment to and recognition of such purchaser or grantee as Landlord hereunder. The foregoing election by said mortgagee, holder, or purchaser, shall be evidenced by a written notice thereof delivered to Tenant, which notice shall include or be accompanied by, without limitation, an agreement by said mortgagee, holder, or purchaser to not disturb Tenant's possession and quiet enjoyment of the Premises upon and subject to the provisions of this Lease, for the remainder of the term thereof; provided, in each case, that Tenant is not then or at any time thereafter in breach or default of any of the provisions of this Lease. The foregoing nondisturbance agreement shall not be construed as an express subordination of the mortgage or deed of trust to




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




the Lease, unless expressly so provided in said notice, or as otherwise herein expressly provided, and shall not require the mortgagee, holder, or purchaser to recognize or subordinate the lien thereof to any option or right of first refusal to purchase or lease the Premises, or to purchase or lease any other space or improvements within the Premises. Such agreement of Tenant to attorn shall be specifically enforceable and shall survive any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or any other transfer of Landlord's interest in the Premises. Tenant, upon demand, before or after any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or other transfer shall execute, acknowledge, and deliver to the mortgagee any reasonable written instruments and certificates evidencing such attornment as the mortgagee or other prospective transferee may reasonably require. Notwithstanding anything to the contrary implied in this Section, any mortgagee under any mortgage shall have the right at any time to subordinate any such mortgage to this Lease on such terms and subject to such conditions as the mortgagee in its discretion may consider appropriate.

    IN WITNESS WHEREOF, the parties have executed this lease on the date first above mentioned.

"Landlord"

Hollywood Media Center, LLC



By:  /s/ Jose Malagon
     ---------------------
Its: Jose Malagon
     ---------------------


"Tenant"


By:  /s/ David W Gajda
     ---------------------
Its: CEO
     ---------------------











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